SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2005

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland 21401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 224-8770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On November 1, 2005, FTI Consulting, Inc. (“FTI”) held a conference call relating to our financial results for the third quarter and nine months ended September 30, 2005, the financial results of our business segments for that period, our revised outlook for the remainder of 2005 and other information. The full text of the Transcript of the conference call is furnished in Exhibit 99.1 hereto.

The Transcript reflects discussions of FTI’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA by business segment, and EBITDA adjusted for one-time charges (“Adjusted EBITDA”). Although EBITDA and Adjusted EBITDA are not measures of financial condition or performance determined in accordance with generally accepted accounting principles, FTI believes that they are useful operating performance measures for evaluating our results of operations from period to period and as compared to our competitors. EBITDA is a common alternative measure of operating performance used by investors, financial analysts and rating agencies to value and compare the financial performance of companies in our industry. FTI uses EBITDA to evaluate and compare the operating performances of our segments and is one of the primary measures used to determine employee bonuses. FTI also uses EBITDA to value businesses it acquires or considers acquiring. Adjusted EBITDA and EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. We believe that Adjusted EBITDA and EBITDA as supplemental financial measures are also indicative of FTI’s capacity to incur and service debt and thereby provides additional useful information to investors regarding FTI’s financial condition and results of operations. Adjusted EBITDA and EBITDA for purposes of those covenants are not calculated in the same manner as they have been presented in the Financial Tables that accompanied the Press Release of October 31, 2005 furnished to the Securities and Exchange Commission with our Current Report on Form 8-K filed on November 1, 2005.

The information included herein, including Exhibit 99.1 furnished herewith, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Transcript of November 1, 2005 conference call of FTI Consulting, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: November 3, 2005	By:	/s/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of November 1, 2005 conference call of FTI Consulting, Inc.